UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2024

FIRST FINANCIAL NORTHWEST, INC.

(Exact name of registrant as specified in its charter)

Washington	001-33652	26-0610707
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

201 Wells Avenue South

Renton, Washington 98057

(Address of principal executive offices)

(425) 255-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FFNW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§230.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On January 10, 2024, Global Federal Credit Union, a federally chartered credit union (“Global”), First Financial Northwest, Inc., a Washington corporation (“First Financial Northwest”), and First Financial Northwest Bank, a Washington chartered commercial bank and wholly owned subsidiary of First Financial Northwest (the “Bank”), entered into a Purchase and Assumption Agreement (the “P&A Agreement”), pursuant to which Global will acquire substantially all of the assets and assume substantially all of the liabilities (including deposit liabilities) of the Bank, which we refer to herein as the asset sale, in exchange for $231.2 million in cash, subject to possible downward adjustment (the “Purchase Price”). The P&A Agreement was approved by the Board of Directors of each of First Financial Northwest and Global.

The asset sale is the first integral step in the sale transaction contemplated by the P&A Agreement, which consists of: (1) the asset sale, (2) the liquidation of the Bank and distribution of the Bank’s remaining assets, which will include the cash consideration paid by Global to the Bank in the asset sale, to First Financial Northwest, and (3) the winding up and voluntary dissolution of First Financial Northwest and the distribution of its remaining assets, including the remaining net cash proceeds from the asset sale, to its shareholders.

If the sale transaction is completed and assuming no downward adjustment to the Purchase Price, First Financial Northwest estimates that, after the Bank satisfies its remaining liabilities and liquidates and First Financial Northwest pays, or provides for payment of, all of its liabilities, shareholders of First Financial Northwest will receive a distribution of approximately $23.18 to $23.75 in cash for each share of First Financial Northwest common stock that they own. This estimated distribution per share is based on numerous assumptions and is subject to change based on several factors, including, among others, the potential downward adjustment to the Purchase Price pursuant to the terms of the P&A Agreement (as described below), the amount of corporate level taxation on the asset sale, the amount of cash held by First Financial Northwest at closing, costs associated with employee compensation and the termination and settlement of employee benefit plans and arrangements, and costs related to the dissolution of the Bank and First Financial Northwest. Accordingly, shareholders should not assume that the ultimate per share distribution to shareholders will be no less than $23.18 per share.

The P&A Agreement provides for a reduction to the Purchase Price for: (1) the amount of any dividends paid by the Bank to First Financial Northwest from the effective date of the P&A Agreement through the closing date of the asset sale, except for a dividend by the Bank during the first calendar quarter of 2024 with respect to an amount equal to up to 50% of the Bank’s good faith calculation of its net income for the period beginning October 1, 2023 and ending on December 31, 2023; (2) remediation costs related to any environmental problems; (3) the amount of “stay pay” bonuses paid by the Bank in excess of $980,000; (3) an amount of up to $3,000,000 in the event of the Bank’s core deposits decrease by amounts specified in the P&A Agreement; (4) an amount equal to 10% of certain loans which cannot be refinanced or sold prior to the closing of the asset sale; and (5) termination costs related to the Bank’s defined benefit plan.

Following the completion of the asset sale transaction, First Financial Northwest and the Bank will settle their remaining obligations, distribute their remaining cash to the First Financial Northwest shareholders and dissolve.

The P&A Agreement contains customary representations and warranties from the Bank, First Financial Northwest and Global, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of First Financial Northwest’s business during the interim period between the execution of the P&A Agreement and the closing of the asset sale, (2) First Financial Northwest’s obligations to facilitate its shareholders’ consideration of, and voting upon, the P&A Agreement and the related sale transactions, (3) the recommendation by the board of directors of First Financial Northwest in favor of approval of the P&A Agreement and the related transactions by its shareholders, and (4) the Bank’s and First Financial Northwest’s non-solicitation obligations relating to alternative business combination transactions.

Consummation of the asset sale and related transactions is subject to certain conditions, including, among others, approval of the P&A Agreement and the related transactions by First Financial Northwest’s shareholders, the receipt of all required regulatory approvals and expiration of applicable waiting periods, accuracy of specified representations and warranties of each party, the performance in all material respects by each party of its obligations under the P&A Agreement, and the absence of any injunctions or other legal restraints.

The P&A Agreement provides certain termination rights for both Global and the Bank, and further provides that upon termination of the P&A Agreement under certain circumstances, the Bank will be obligated to pay Global a termination fee of $9.44 million.

The foregoing summary of the P&A Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such document, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the P&A Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the P&A Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the P&A Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the transaction, unless otherwise specified therein, and (2) were made only as of the date of the P&A Agreement or such other date as is specified in the P&A Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the P&A Agreement, which subsequent information may or may not be fully reflected in any public disclosure. Accordingly, the P&A Agreement is included with this filing only to provide investors with information regarding the terms of the P&A Agreement, and not to provide investors with other factual information regarding First Financial Northwest or Global, their respective affiliates or their respective businesses.

Item 8.01	Other Events.

In connection with the execution of the P&A Agreement discussed in Item 1.01 above, Global and First Financial Northwest issued a joint press release. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1†	Purchase and Assumption Agreement by and among Global Federal Credit Union, First Financial Northwest Bank and First Financial Northwest, Inc., dated January 10, 2024

99.1	Joint Press Release, dated January 11, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†Exhibits, schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Registrant will furnish supplementally a copy of any omitted schedules or similar attachment to the SEC upon request on a confidential basis.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of First Financial Northwest. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on First Financial Northwest’s current expectations and assumptions regarding First Financial Northwest’s and Global’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect First Financial Northwest’s or Global’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of any party to terminate the P&A Agreement, the outcome of any legal proceedings that may be instituted against First Financial Northwest, the Bank or Global, delays in completing the transaction, the failure to obtain necessary regulatory approvals and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the dissolution of the Bank and First Financial Northwest, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, and the ability to complete the transaction and integrate the Bank’s customers, assets, and liabilities into Global successfully. Any of the forward-looking statements that we make in this Current Report on Form 8-K are based upon management’s beliefs and assumptions at the time they are made and may turn out to be wrong because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. Except to the extent required by applicable law or regulation, First Financial Northwest disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding First Financial Northwest and factors which could affect the forward-looking statements contained herein can be found in First Financial Northwest’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its other filings with the SEC.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction First Financial Northwest will mail or otherwise provide its shareholders with a proxy statement and other relevant documents concerning the proposed transaction and expects to file the proxy statement on Schedule 14A with the SEC, as well as other relevant documents concerning the proposed transaction.

FIRST FINANCIAL NORTHWEST SHAREHOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS MAILED TO THEM OR FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST FINANCIAL NORTHWEST, GLOBAL AND THE PROPOSED TRANSACTION.

First Financial Northwest shareholders may obtain copies of these documents free of charge from First Financial Northwest at the investor relations link on its website, www.ffnwb.com or by directing a request by mail or telephone to First Financial Northwest, Inc., 201 Wells Avenue South, Renton, Washington 98057, Attn: Investor Relations, (425) 255-4400. Copies of those documents filed with the SEC may be obtained free of charge through the website maintained by the SEC at www.sec.gov.

The information available through First Financial Northwest’ website is not and shall not be deemed part of this Current Report on Form 8-K or incorporated by reference into other filings that First Financial Northwest makes with the SEC.

PARTICIPANTS IN THE SOLICITATION

First Financial Northwest and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of First Financial Northwest in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement regarding the proposed transaction when it becomes available. Additional information about First Financial Northwest and its directors and executive officers is set forth in First Financial Northwest’s Annual Report on Form 10-K filed with the SEC on March 13, 2023, and in the proxy statement for First Financial Northwest’s 2023 annual meeting of shareholders, as filed with the SEC on March 24, 2023. These documents can be obtained free of charge from the sources described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

Date: January 11, 2024	By:	/s/ Richard P. Jacobson
Richard P. Jacobson
Executive Vice President and Chief Financial Officer